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                        MERCURY QA EQUITY SERIES, INC.

                 SUPPLEMENT DATED APRIL 7, 2000 TO PROSPECTUS
                             DATED MARCH 13, 2000


        Effective immediately, the information contained in the prospectus is changed to reflect the following:

        A subscription period for shares of the Funds will end on May 12, 2000, unless extended. It is expected that the Funds will begin operating on May 17, 2000.


Code #19088-0400ALL